      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of  Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income
Fund,   Oppenheimer   Champion  Income  Fund,   Oppenheimer   High  Yield  Fund,
Oppenheimer  International Bond Fund,  Oppenheimer Integrity Funds,  Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Main Street Fund, Inc.,  Oppenheimer
Main  Street   Opportunity  Fund,   Oppenheimer  Main  Street  Small  Cap  Fund,
Oppenheimer  Municipal Fund,  Oppenheimer  Real Asset Fund,  Oppenheimer  Select
Managers,  Oppenheimer Senior Floating Rate Fund,  Oppenheimer  Strategic Income
Fund,  Oppenheimer Total Return Fund, Inc.,  Oppenheimer  Variable Account Funds
and Panorama  Series Fund,  Inc.  (the  "Funds"),  to sign on his behalf any and all proxy  statements  under the Securities Act of 1933, as amended,  (including any  amendments  and  supplements  thereto),  and other  documents in connection thereunder,  and to  file  the  same,  with  all  exhibits  thereto,  and  other documents  in  connection  therewith,  and any and all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection therewith,  with the  Securities  and Exchange  Commission,  granting  unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ John Murphy
-----------------------
John Murphy

      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of Centennial  America Fund, L.P.,  Centennial  California Tax
Exempt  Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial New York Tax Exempt Trust,  Centennial Tax Exempt Trust,  Oppenheimer
Cash Reserves,  Oppenheimer  Capital Income Fund,  Oppenheimer  Champion  Income
Fund,  Oppenheimer  High  Yield  Fund,  Oppenheimer   International  Bond  Fund,
Oppenheimer   Integrity  Funds,   Oppenheimer   Limited-Term   Government  Fund,
Oppenheimer Main Street Fund, Inc.,  Oppenheimer Main Street  Opportunity  Fund,
Oppenheimer   Main  Street   Small  Cap  Fund,   Oppenheimer   Municipal   Fund,
Oppenheimer  Real  Asset  Fund,   Oppenheimer   Select   Managers,   Oppenheimer
Strategic  Income  Fund,   Oppenheimer  Total  Return  Fund,  Inc.,  Oppenheimer
Variable  Account Funds and Panorama  Series Fund,  Inc. (the "Funds"),  to sign on her behalf any and all proxy  statements  under the  Securities  Act of 1933, as amended,  (including  any  amendments  and  supplements  thereto),  and other documents  in  connection  thereunder,  and to file the same,  with all exhibits
thereto,  and  other  documents  in  connection  therewith,   and  any  and  all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under  the  Securities  Act of 1933,  the  Investment
Company  Act of 1940 and any  amendments  and  supplements  thereto,  and  other documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto,  and other documents in connection  therewith,  with the Securities and
Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full  power and  authority  to do and  perform  each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as she  might or could do in  person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Beverly L. Hamilton
-----------------------
Beverly L. Hamilton

      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of Centennial  America Fund, L.P.,  Centennial  California Tax
Exempt  Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial New York Tax Exempt Trust,  Centennial Tax Exempt Trust,  Oppenheimer
Cash Reserves,  Oppenheimer  Capital Income Fund,  Oppenheimer  Champion  Income
Fund,  Oppenheimer  High  Yield  Fund,  Oppenheimer   International  Bond  Fund,
Oppenheimer   Integrity  Funds,   Oppenheimer   Limited-Term   Government  Fund,
Oppenheimer Main Street Fund, Inc.,  Oppenheimer Main Street  Opportunity  Fund,
Oppenheimer   Main  Street   Small  Cap  Fund,   Oppenheimer   Municipal   Fund,
Oppenheimer  Real  Asset  Fund,   Oppenheimer   Select   Managers,   Oppenheimer
Strategic  Income  Fund,   Oppenheimer  Total  Return  Fund,  Inc.,  Oppenheimer
Variable  Account Funds and Panorama  Series Fund,  Inc. (the "Funds"),  to sign on his behalf any and all proxy  statements  under the  Securities  Act of 1933, as amended,  (including  any  amendments  and  supplements  thereto),  and other documents  in  connection  thereunder,  and to file the same,  with all exhibits
thereto,  and  other  documents  in  connection  therewith,   and  any  and  all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under  the  Securities  Act of 1933,  the  Investment
Company  Act of 1940 and any  amendments  and  supplements  thereto,  and  other documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto,  and other documents in connection  therewith,  with the Securities and
Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them,  full  power and  authority  to do and  perform  each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he might or  could  do in  person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Robert J. Malone
-----------------------
Robert J. Malone

      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of Centennial  America Fund, L.P.,  Centennial  California Tax
Exempt  Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial New York Tax Exempt Trust,  Centennial Tax Exempt Trust,  Oppenheimer
Cash Reserves,  Oppenheimer  Capital Income Fund,  Oppenheimer  Champion  Income
Fund,  Oppenheimer  High  Yield  Fund,  Oppenheimer   International  Bond  Fund,
Oppenheimer   Integrity  Funds,   Oppenheimer   Limited-Term   Government  Fund,
Oppenheimer Main Street Fund, Inc.,  Oppenheimer Main Street  Opportunity  Fund,
Oppenheimer   Main  Street   Small  Cap  Fund,   Oppenheimer   Municipal   Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior   Floating   Rate  Fund,
Oppenheimer  Select Managers,  Oppenheimer  Strategic  Income Fund,  Oppenheimer
Total  Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and  Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf  any and all  proxy statements  under  the  Securities  Act of  1933,  as  amended,  (including  any
amendments  and  supplements   thereto),   and  other  documents  in  connection
thereunder,  and to  file  the  same,  with  all  exhibits  thereto,  and  other documents  in  connection  therewith,  and any and all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection therewith,  with the  Securities  and Exchange  Commission,  granting  unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ James C. Swain
-----------------------
James C. Swain

      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of Centennial  America Fund, L.P.,  Centennial  California Tax
Exempt  Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial New York Tax Exempt Trust,  Centennial Tax Exempt Trust,  Oppenheimer
Cash Reserves,  Oppenheimer  Capital Income Fund,  Oppenheimer  Champion  Income
Fund,  Oppenheimer  High  Yield  Fund,  Oppenheimer   International  Bond  Fund,
Oppenheimer   Integrity  Funds,   Oppenheimer   Limited-Term   Government  Fund,
Oppenheimer Main Street Fund, Inc.,  Oppenheimer Main Street  Opportunity  Fund,
Oppenheimer   Main  Street   Small  Cap  Fund,   Oppenheimer   Municipal   Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior   Floating   Rate  Fund,
Oppenheimer  Select Managers,  Oppenheimer  Strategic  Income Fund,  Oppenheimer
Total  Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and  Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf  any and all  proxy statements  under  the  Securities  Act of  1933,  as  amended,  (including  any
amendments  and  supplements   thereto),   and  other  documents  in  connection
thereunder,  and to  file  the  same,  with  all  exhibits  thereto,  and  other documents  in  connection  therewith,  and any and all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection therewith,  with the  Securities  and Exchange  Commission,  granting  unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ William L. Armstrong
-----------------------
William L. Armstrong

      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of Centennial  America Fund, L.P.,  Centennial  California Tax
Exempt  Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial New York Tax Exempt Trust,  Centennial Tax Exempt Trust,  Oppenheimer
Cash Reserves,  Oppenheimer  Capital Income Fund,  Oppenheimer  Champion  Income
Fund,  Oppenheimer  High  Yield  Fund,  Oppenheimer   International  Bond  Fund,
Oppenheimer   Integrity  Funds,   Oppenheimer   Limited-Term   Government  Fund,
Oppenheimer Main Street Fund, Inc.,  Oppenheimer Main Street  Opportunity  Fund,
Oppenheimer   Main  Street   Small  Cap  Fund,   Oppenheimer   Municipal   Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior   Floating   Rate  Fund,
Oppenheimer  Select Managers,  Oppenheimer  Strategic  Income Fund,  Oppenheimer
Total  Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and  Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf  any and all  proxy statements  under  the  Securities  Act of  1933,  as  amended,  (including  any
amendments  and  supplements   thereto),   and  other  documents  in  connection
thereunder,  and to  file  the  same,  with  all  exhibits  thereto,  and  other documents  in  connection  therewith,  and any and all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection therewith,  with the  Securities  and Exchange  Commission,  granting  unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Robert G. Avis
-----------------------
Robert G. Avis

      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of Centennial  America Fund, L.P.,  Centennial  California Tax
Exempt  Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial New York Tax Exempt Trust,  Centennial Tax Exempt Trust,  Oppenheimer
Cash Reserves,  Oppenheimer  Capital Income Fund,  Oppenheimer  Champion  Income
Fund,  Oppenheimer  High  Yield  Fund,  Oppenheimer   International  Bond  Fund,
Oppenheimer   Integrity  Funds,   Oppenheimer   Limited-Term   Government  Fund,
Oppenheimer Main Street Fund, Inc.,  Oppenheimer Main Street  Opportunity  Fund,
Oppenheimer   Main  Street   Small  Cap  Fund,   Oppenheimer   Municipal   Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior   Floating   Rate  Fund,
Oppenheimer  Select Managers,  Oppenheimer  Strategic  Income Fund,  Oppenheimer
Total  Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and  Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf  any and all  proxy statements  under  the  Securities  Act of  1933,  as  amended,  (including  any
amendments  and  supplements   thereto),   and  other  documents  in  connection
thereunder,  and to  file  the  same,  with  all  exhibits  thereto,  and  other documents  in  connection  therewith,  and any and all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection therewith,  with the  Securities  and Exchange  Commission,  granting  unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ George C. Bowen
-----------------------
George C. Bowen

      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of Centennial  America Fund, L.P.,  Centennial  California Tax
Exempt  Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial New York Tax Exempt Trust,  Centennial Tax Exempt Trust,  Oppenheimer
Cash Reserves,  Oppenheimer  Capital Income Fund,  Oppenheimer  Champion  Income
Fund,  Oppenheimer  High  Yield  Fund,  Oppenheimer   International  Bond  Fund,
Oppenheimer   Integrity  Funds,   Oppenheimer   Limited-Term   Government  Fund,
Oppenheimer Main Street Fund, Inc.,  Oppenheimer Main Street  Opportunity  Fund,
Oppenheimer   Main  Street   Small  Cap  Fund,   Oppenheimer   Municipal   Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior   Floating   Rate  Fund,
Oppenheimer  Select Managers,  Oppenheimer  Strategic  Income Fund,  Oppenheimer
Total  Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and  Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf  any and all  proxy statements  under  the  Securities  Act of  1933,  as  amended,  (including  any
amendments  and  supplements   thereto),   and  other  documents  in  connection
thereunder,  and to  file  the  same,  with  all  exhibits  thereto,  and  other documents  in  connection  therewith,  and any and all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection therewith,  with the  Securities  and Exchange  Commission,  granting  unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Edward L. Cameron
-----------------------
Edward L. Cameron

      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of Centennial  America Fund, L.P.,  Centennial  California Tax
Exempt  Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial New York Tax Exempt Trust,  Centennial Tax Exempt Trust,  Oppenheimer
Cash Reserves,  Oppenheimer  Capital Income Fund,  Oppenheimer  Champion  Income
Fund,  Oppenheimer  High  Yield  Fund,  Oppenheimer   International  Bond  Fund,
Oppenheimer   Integrity  Funds,   Oppenheimer   Limited-Term   Government  Fund,
Oppenheimer Main Street Fund, Inc.,  Oppenheimer Main Street  Opportunity  Fund,
Oppenheimer   Main  Street   Small  Cap  Fund,   Oppenheimer   Municipal   Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior   Floating   Rate  Fund,
Oppenheimer  Select Managers,  Oppenheimer  Strategic  Income Fund,  Oppenheimer
Total  Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and  Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf  any and all  proxy statements  under  the  Securities  Act of  1933,  as  amended,  (including  any
amendments  and  supplements   thereto),   and  other  documents  in  connection
thereunder,  and to  file  the  same,  with  all  exhibits  thereto,  and  other documents  in  connection  therewith,  and any and all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection therewith,  with the  Securities  and Exchange  Commission,  granting  unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Jon S. Fossel
-----------------------
Jon S. Fossel

      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of Centennial  America Fund, L.P.,  Centennial  California Tax
Exempt  Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial New York Tax Exempt Trust,  Centennial Tax Exempt Trust,  Oppenheimer
Cash Reserves,  Oppenheimer  Capital Income Fund,  Oppenheimer  Champion  Income
Fund,  Oppenheimer  High  Yield  Fund,  Oppenheimer   International  Bond  Fund,
Oppenheimer   Integrity  Funds,   Oppenheimer   Limited-Term   Government  Fund,
Oppenheimer Main Street Fund, Inc.,  Oppenheimer Main Street  Opportunity  Fund,
Oppenheimer   Main  Street   Small  Cap  Fund,   Oppenheimer   Municipal   Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior   Floating   Rate  Fund,
Oppenheimer  Select Managers,  Oppenheimer  Strategic  Income Fund,  Oppenheimer
Total  Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and  Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf  any and all  proxy statements  under  the  Securities  Act of  1933,  as  amended,  (including  any
amendments  and  supplements   thereto),   and  other  documents  in  connection
thereunder,  and to  file  the  same,  with  all  exhibits  thereto,  and  other documents  in  connection  therewith,  and any and all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection therewith,  with the  Securities  and Exchange  Commission,  granting  unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Sam Freedman
-----------------------
Sam Freedman

      KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and
appoints   Robert  G.  Zack  and   Katherine   P.  Feld  his  true  and   lawful
attorneys-in-fact   and   agents,   and  each  of  them,   with  full  power  of
substitution  and  resubstitution,  for him in his  capacity  as an Officer  and
Trustee/Director  of Centennial  America Fund, L.P.,  Centennial  California Tax
Exempt  Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial New York Tax Exempt Trust,  Centennial Tax Exempt Trust,  Oppenheimer
Cash Reserves,  Oppenheimer  Capital Income Fund,  Oppenheimer  Champion  Income
Fund,  Oppenheimer  High  Yield  Fund,  Oppenheimer   International  Bond  Fund,
Oppenheimer   Integrity  Funds,   Oppenheimer   Limited-Term   Government  Fund,
Oppenheimer Main Street Fund, Inc.,  Oppenheimer Main Street  Opportunity  Fund,
Oppenheimer   Main  Street   Small  Cap  Fund,   Oppenheimer   Municipal   Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior   Floating   Rate  Fund,
Oppenheimer  Select Managers,  Oppenheimer  Strategic  Income Fund,  Oppenheimer
Total  Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and  Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf  any and all  proxy statements  under  the  Securities  Act of  1933,  as  amended,  (including  any
amendments  and  supplements   thereto),   and  other  documents  in  connection
thereunder,  and to  file  the  same,  with  all  exhibits  thereto,  and  other documents  in  connection  therewith,  and any and all  Registration  Statements
(including any post-effective  amendments to Registration  Statements) under the
Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in  connection therewith,  with the  Securities  and Exchange  Commission,  granting  unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ F. William Marshall, Jr.
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F. William Marshall, Jr.